UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2013

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 18, 2013, ALCO Stores, Inc. (the “Company”) issued a press release, incorporated into this Item 2.02 by reference, relating to financial results for the fourth quarter and fiscal year ended February 3, 2013.  The press release, dated April 18, 2013, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.”

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to the Company's financial results for the fourth quarter and fiscal year ended February 3, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release dated April 18, 2013, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2013	ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated April 18, 2013 furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.